Exhibit 4.19

INVESTOR AGREEMENT

THIS INVESTOR AGREEMENT (this “Agreement”) is made as of October 26, 2018, by and between Ionis Pharmaceuticals, Inc. (the “Investor”), a Delaware corporation, and ProQR Therapeutics N.V. (the “Company”), a public company with limited liability incorporated under the laws of the Netherlands.

WHEREAS, the Share Purchase Agreement, dated as of October 26, 2018, by and between the Investor and the Company (the “Purchase Agreement”) provides for the issuance and sale by the Company to the Investor, and the purchase by the Investor, of a certain number of ordinary shares, nominal value Euro 0.04 per ordinary share of the Company (the “Ordinary Shares”), equal to up to the aggregate number of Shares (as defined in the Purchase Agreement) (the “Purchased Shares”); and

WHEREAS, as a condition to consummating the transactions contemplated by the Purchase Agreement, the Investor and the Company have agreed upon certain rights and restrictions as set forth herein with respect to the Purchased Shares and other securities of the Company beneficially owned by the Investor and its Affiliates, and it is a condition to the closing under the Purchase Agreement that this Agreement be executed and delivered by the Investor and the Company.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a)         “Affiliate” shall mean, with respect to any Person, another Person which controls, is controlled by or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, a Person shall be deemed to control another Person if any of the following conditions is met: (i) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (ii) in the case of non-corporate entities, direct or indirect ownership of more than fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

(b)        “Agreement” shall have the meaning set forth in the preamble to this Agreement, including all Exhibits attached hereto.

(c)         “beneficial owner,” “beneficially owns,” “beneficial ownership” and terms of similar import used in this Agreement shall, with respect to a Person, have the meaning set forth in Rule 13d-3 under the Exchange Act (i) assuming the full conversion into, and exercise and exchange for, Ordinary Shares of all Ordinary Share

Equivalents beneficially owned by such Person and (ii) determined without regard for the number of days in which such Person has the right to acquire such beneficial ownership.

(d)        “Business Day” shall mean a day on which commercial banking institutions in New York, New York are open for business.

(e)        “Change of Control” shall mean, with respect to the Company, any of the following events: (i) any Person is or becomes the beneficial owner (except that a Person shall be deemed to have beneficial ownership of all shares that any such Person has the right to acquire, whether such right which may be exercised immediately or only after the passage of time), directly or indirectly, of a majority of the total voting power represented by all Ordinary Shares Then Outstanding; (ii) the Company consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into the Company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) a majority of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of a majority of the total voting power of all Ordinary Shares Then Outstanding or (iii) the Company conveys, transfers or leases all or substantially all of its assets to any Person other than a wholly owned Affiliate of the Company.

(f)         “Closing Date” shall have the meaning set forth in the Purchase Agreement.

(g)        “Company” shall have the meaning set forth in the preamble to this Agreement.

(h)        “Demand Request” shall have the meaning set forth in Section 2.1.

(i)         “Disposition” or “Dispose of” shall mean any (i) offer, pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any Ordinary Shares, or any Ordinary Share Equivalents, including, without limitation, any “short sale” or similar arrangement, or (ii) swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Ordinary Shares, whether any such swap or transaction is to be settled by delivery of securities, in cash or otherwise.

(j)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

(k)        “Extraordinary Matter” shall have the meaning set forth in Section 4.2.

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(l)         “Filing Date” shall mean (i) with respect to any Registration Statement to be filed on Form F-1 (or any applicable successor form), ninety (90) days after receipt by the Company of a Demand Request for such Registration Statement and (ii) with respect to any Registration Statement to be filed on Form F-3 (or any applicable successor form), sixty (60) days after receipt by the Company of a Demand Request for such Registration Statement.

(m)       “Governmental Authority” shall mean any court, agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or country or any supranational organization of which any such country is a member.

(n)        “Holders” shall mean (but, in each case, only for so long as such Person remains an Affiliate of the Investor) the Investor and any Permitted Transferee thereof, if any, in accordance with Section 2.12.

(o)        “Initiating Holder” shall have the meaning set forth in Section 2.2.

(p)        “Interference” shall have the meaning set forth in Section 2.4.

(q)        “Investor” shall have the meaning set forth in the preamble to this Agreement.

(r)          “Law” or “Laws” shall mean all laws, statutes, rules, regulations, orders, judgments, injunctions and/or ordinances of any Governmental Authority.

(s)        “License Agreement” shall mean that certain License Agreement between the Company and the Investor dated as of the date hereof, relating to Investor’s point mutation selective targeting approach for autosomal dominant retinitis pigmentosa.

(t)         “Lock-Up Term” shall have the meaning set forth in Section 3.1.

(u)        “Modified Clause” shall have the meaning set forth in Section 6.7.

(v)         “Ordinary Shares” shall have the meaning set forth in the preamble to this Agreement.

(w)       “Ordinary Shares Equivalents” shall mean any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, Ordinary Shares.

(x)        “Ordinary Shares Then Outstanding” shall mean, at any time, the issued and outstanding Ordinary Shares at such time, as well as all capital stock issued and outstanding as a result of any stock split, stock dividend, or reclassification of Ordinary Shares distributable, on a pro rata basis, to all holders of Ordinary Shares.

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(y)        “Other Holders” shall mean any Person having rights to participate in a registration of the Company’s securities.

(z)        “Permitted Transferee” shall mean a controlled Affiliate of the Investor that is wholly owned, directly or indirectly, by the Investor; it being understood that for purposes of this definition “wholly owned” shall mean an Affiliate in which the Investor owns, directly or indirectly, at least ninety-nine percent (99%) of the outstanding capital stock of such Affiliate, or a Person acquiring all or substantially all of the Investor’s business or assets.

(aa)      “Person” shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization, government or any department or agency thereof or other entity, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Exchange Act.

(bb)      “Prospectus” shall mean the prospectus forming a part of any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

(cc)      “Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement, and shall include all Exhibits attached thereto.

(dd)      “Purchased Shares” shall have the meaning set forth in the preamble to this Agreement, and shall be adjusted for (i) any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization and (ii) any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Purchased Shares.

(ee)       “registers,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

(ff)       “Registrable Securities” shall mean (i) the Purchased Shares, together with any Ordinary Shares issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization and (ii) any Ordinary Shares issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Ordinary Shares described in clause (i) of this definition, excluding in all cases, however, (A) any Registrable Securities if and after they have been transferred to a Permitted Transferee in a transaction in connection with which registration rights granted hereunder are not assigned, (B) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (C) Registrable Securities eligible for resale pursuant to Rule 144(b)(1)(i) under the Securities Act.

(gg)      “Registration Expenses” shall mean all expenses incurred by the Company in connection with any Required Registration pursuant to Section 2.1 or the

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Company’s compliance with Section 2.6 (excluding clauses (k) and (m) thereof), including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky Laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities), expenses of printing (i) certificates for any Registrable Securities in a form eligible for deposit with the Depository Trust Company or (ii) Prospectuses if the printing of Prospectuses is requested by Holders, messenger and delivery expenses, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company and the reasonable fees and expenses of one (1) counsel for the Holders of Registrable Securities in each Required Registration, selected by the Holders of a majority of the Registrable Securities to be included in such Required Registration.

(hh)      “Registration Rights Term” shall have the meaning set forth in Section 2.1.

(ii)        “Registration Statement” shall mean any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Registration Statement.

(jj)        “Required Period” with respect to a Required Registration shall mean the earlier of (i) the date on which all Registrable Securities covered by such Required Registration are sold pursuant thereto and (ii) one-hundred twenty (120) days following the first day of effectiveness of the Registration Statement for such Required Registration, in each case subject to extension as set forth herein; provided, however, that in no event will the Required Period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder.

(kk)      “Required Registration” shall have the meaning set forth in Section 2.1.

(ll)        “SEC” shall mean the United States Securities and Exchange Commission.

(mm)    “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

(nn)      “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

(oo)      “Third Party” shall mean any Person other than the Investor, the Company or any of their respective Affiliates.

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(pp)      “Underwritten Registration” or “Underwritten Offering” shall mean a registration in which Registrable Securities are sold to an underwriter for reoffering to the public.

(qq)      “Violation” shall have the meaning set forth in Section 2.9(a).

2.         Registration Rights.

2.1       Required Registration. At such time as (i) the Investor owns at least 10% of the Ordinary Shares Then Outstanding of the Company and (ii) the first Lock-Up Term has expired but no later than the tenth (10th) anniversary of such expiration (the “Registration Rights Term”), the Company receives from any Holder or Holders a written request or requests (each, a “Demand Request”) that the Company file a Registration Statement under the Securities Act to effect the registration (a “Required Registration”) of Registrable Securities, the Company shall use all reasonable efforts to file a Registration Statement covering such Holders’ Registrable Securities as soon as practicable (and by the applicable Filing Date) and shall use all reasonable efforts to, as soon as practicable thereafter, effect the registration of the Registrable Securities of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such Demand Request, subject however, to the conditions and limitations set forth herein; provided,  however, that the Company shall not be obligated to effect any registration of Registrable Securities upon receipt of a Demand Request pursuant to this Section 2.1 if:

(i)        the Company has already completed one (1) Required Registration;

(ii)       the market value of the Registrable Securities proposed to be included in the registration, based on the average closing price during the ten (10) consecutive trading days prior to the making of the Demand Request, is less than $10,000,000;

(iii)      the Company shall furnish to the Holders a certificate signed by an authorized officer of the Company stating that (A) within ninety (90) days of receipt of the Demand Request under this Section 2.1, the Company shall file a registration statement for the public offering of securities for the account of the Company (other than a registration of securities (x) issuable pursuant to an employee stock option, stock purchase or similar plan, (y) issuable pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act or (z) in which the only securities being registered are securities issuable upon conversion of debt securities which are also being registered), or (B) the Company is engaged in a material transaction or has an undisclosed material corporate development, in either case, which would be required to be disclosed in the Registration Statement, and in the good faith judgment of the Company’s Board of Directors, such disclosure would be seriously detrimental to the Company and its stockholders at such time (in which case, the Company shall disclose the matter as promptly as reasonably practicable and thereafter file the Registration Statement, and each Holder agrees not to disclose any information about such material transaction to Third Parties until such disclosure has occurred or such information has entered the public domain other than through breach of this provision by

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such Holder), provided,  however, that the Company shall have the right to only defer the filing of the Registration Statement pursuant to this subsection once in any twelve (12) month period and, such deferral may not exceed a period of more than one-hundred twenty (120) days after receipt of a Demand Request; or

(iv)       at any time during the period between the Company’s receipt of the Demand Request and the completion of the Required Registration, any Holder is in breach of or has failed to cause its Affiliates to comply with the obligations and restrictions of Sections 3 or 4 of this Agreement, and such breach or failure is ongoing and has not been remedied.

2.2       Underwritten Required Registration Required; Priority in Underwritten Offering. The underwriter for any Underwritten Offering requested pursuant to Section 2.1 shall be selected by a majority in interest of the Holders initiating the Required Registration hereunder (such Holder(s) initiating the registration request, the “Initiating Holders”) and shall be acceptable to the Company. The right of any Holder to include its Registrable Securities in the Underwritten Offering shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities to the extent provided herein. All Holders requesting the inclusion of their Registrable Securities in such Underwritten Offering shall (together with the Company as provided in Section 2.6(h)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Underwritten Offering. Notwithstanding any other provision of this Section 2, if the managing underwriter for the Underwritten Offering determines in good faith that marketing factors require a limitation of the number of shares of Registrable Securities to be included in such Underwritten Offering, then the Company shall so advise all Holders which requested inclusion of their Registrable Securities in such Underwritten Offering, and the number of shares of Registrable Securities that may be included in such Underwritten Offering shall be allocated among the Holders in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided,  however, that the number of shares of Registrable Securities to be included in such Underwritten Offering shall not be reduced unless all other securities are first entirely excluded from such Underwritten Offering. In the event the Company advises the Holders of its intent to decrease the total number of Registrable Securities that may be included by the Holders in such Required Registration such that the number of Registrable Securities included in such Required Registration would be less than seventy-five percent (75%) of all Registrable Securities which the Holders requested be included in such Required Registration, then Holders representing a majority of the Registrable Securities requested to be included in such Required Registration will have the right to withdraw, on behalf of all Holders of all Registrable Securities requested to be so included, such Required Registration, in which case, such Required Registration will not count as a Required Registration for the purposes of Section 2.1(i), and the Company shall bear all Registration Expenses in connection therewith; provided,  that, the right to withdraw a registration and have it not count as a Required Registration may only be exercised once by the Holders (taken collectively).

2.3       Priority in Required Registration. With respect to any Required Registration of Registrable Securities requested pursuant to Section 2.1, the Company may also (i) propose to sell Ordinary Shares on its own behalf and (ii) provide written notice of such Required Registration to Other Holders and permit all such Other Holders who request to be

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included in the Required Registration to include any or all Company securities held by such Other Holders in such Required Registration on the same terms and conditions as the Registrable Securities. Notwithstanding the foregoing, if the managing underwriter or underwriters of the Underwritten Offering to which any Required Registration relates advise the Company and the Holders of Registrable Securities that, in its good faith determination, the total amount of securities that such Holders, Other Holders, and the Company intend to include in such Required Registration is in an amount in the aggregate which would adversely affect the success of such Underwritten Offering, then such Required Registration shall include (i) first, all Registrable Securities of the Holders allocated, if the amount is less than all the Registrable Securities requested to be sold, pro rata on the basis of the total number of Registrable Securities held by such Holders; and (ii) second, as many other securities proposed to be included in the Required Registration by the Company and any Other Holders, allocated pro rata among the Company and such Other Holders, on the basis of the amount of securities requested to be included therein by the Company and each such Other Holder so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the written opinion of such managing underwriter, can be sold without materially and adversely affecting the success of such Underwritten Offering.

2.4       Effective Required Registrations. A Required Registration will not be deemed to be effected for purposes of Section 2.1(i) if the Registration Statement for such Required Registration has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder and kept effective for the Required Period. In addition, if after such Registration Statement has been declared or becomes effective, (i) the offering of Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court such that the continued offer and sale of Registrable Securities being offered pursuant to such Registration Statement would violate applicable Law and such stop order, injunction or other order or requirement of the SEC or other governmental agency or court does not result from any act or omission of any Holder whose Registrable Securities are registered pursuant to such Registration Statement (an “Interference”) and (ii) any such Interference is not cured within sixty (60) days thereof, such Required Registration will be deemed not to have been effected and will not count as a Required Registration. In the event such Interference occurs and is cured, the Required Period relating to such Registration Statement will be extended by the number of days of such Interference, including the date such Interference is cured.

2.5       Continuous Effectiveness of Registration Statement. The Company will use all reasonable efforts to cause each Registration Statement filed pursuant to this Section 2 to be declared effective by the SEC or to become effective under the Securities Act as promptly as practicable and to keep each such Registration Statement that has been declared or becomes effective continuously effective for the Required Period.

2.6       Obligations of the Company. Whenever required under Section 2.1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

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(a)        prepare and file with the SEC a Registration Statement with respect to such Registrable Securities sought to be included therein; provided that at least five (5) Business Days prior to filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter copies of all such documents proposed to be filed, and any such Holder shall have the opportunity to comment on any information pertaining solely to such Holder and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by such Holder or the managing underwriter with respect to such information prior to filing any such Registration Statement or amendment;

(b)        prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement and any Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Required Period, and cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for the Required Period; provided that at least five (5) Business Days prior to filing any such amendments and post effective amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter copies of all such documents proposed to be filed, and any such Holder or managing underwriter shall have the opportunity to comment on any information pertaining solely to such Holder and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by such Holder and the managing underwriter with respect to such information prior to filing any such Registration Statement or amendment;

(c)        furnish to the Holders of Registrable Securities covered by such Registration Statement and the managing underwriter such numbers of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary prospectus or free writing prospectus) in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)        notify the Holders of Registrable Securities covered by such Registration Statement, promptly after the Company shall receive notice thereof, of the time when such Registration Statement becomes or is declared effective or when any amendment or supplement or any Prospectus forming a part of such Registration Statement has been filed;

(e)        notify the Holders of Registrable Securities covered by such Registration Statement promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information and promptly deliver to such Holders copies of any comments received from the SEC;

(f)        notify the Holders promptly of any stop order suspending the effectiveness of such Registration Statement or Prospectus or the initiation of any proceedings

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for that purpose, and use all reasonable efforts to obtain the withdrawal of any such order or the termination of such proceedings;

(g)        use all reasonable efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by the Holders, use all reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the Required Period, and notify the Holders of Registrable Securities covered by such Registration Statement of the receipt of any written notification with respect to any suspension of any such qualification; provided,  however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(h)        enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of the Underwritten Offering pursuant to which such Registrable Securities are being offered;

(i)         use all reasonable efforts to obtain: (A) at the time of effectiveness of the Registration Statement covering such Registrable Securities, a “cold comfort letter” from the Company’s independent certified public accountants covering such matters of the type customarily covered by “cold comfort letters” as the underwriters may reasonably request; and (B) at the time of any underwritten sale pursuant to such Registration Statement, a “bring-down comfort letter,” dated as of the date of such sale, from the Company’s independent certified public accountants covering such matters of the type customarily covered by “bring-down comfort letters” as the underwriters may reasonably request.

(j)         promptly notify each Holder of Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare a supplement or amendment to such Prospectus or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading;

(k)        permit any Holder of Registrable Securities covered by such Registration Statement, which Holder in its reasonable judgment could reasonably be deemed to be an underwriter with respect to the Underwritten Offering pursuant to which such Registrable Securities are being offered, or to be a controlling Person of the Company, to reasonably participate in the preparation of such Registration Statement and to require the insertion therein of information to the extent concerning such Holder, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

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(l)         in connection with any Underwritten Offering, use all reasonable efforts to obtain an opinion or opinions addressed to the underwriter or underwriters in customary form and scope from counsel for the Company;

(m)       upon reasonable notice and during normal business hours, subject to the Company receiving customary confidentiality undertakings or agreements from any Holder of Registrable Securities covered by such Registration Statement or other person obtaining access to Company records, documents, properties or other information pursuant to this subsection (m), make available for inspection by a representative of such Holder and any underwriter participating in any disposition of such Registrable Securities and any attorneys or accountants retained by any such Holder or underwriter, relevant financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorneys or accountants in connection with the Registration Statement;

(n)        use all reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 2.6(n) with respect to such earning statements if it has satisfied the provisions of Rule 158;

(o)        if requested by the managing underwriter or any selling Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any selling Holder reasonably requests to be included therein, with respect to the Registrable Securities being sold by such selling Holder, including, without limitation, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(p)        cause the Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed; and

(q)        reasonably cooperate with each selling Holder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with filings required to be made with the Financial Industry Regulatory Authority, Inc., if any.

2.7       Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably necessary to effect the registration of such Holder’s Registrable Securities.

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2.8       Expenses. Except as specifically provided herein, all Registration Expenses shall be borne by the Company. All Selling Expenses incurred in connection with any registration hereunder shall be borne by the Holders of Registrable Securities covered by a Registration Statement, pro rata on the basis of the number of Registrable Securities registered on their behalf in such Registration Statement.

2.9       Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)        The Company shall indemnify and hold harmless each Holder including Registrable Securities in any such Registration Statement, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, against any and all losses, claims, damages or liabilities (joint or several) to which they may become subject under any securities Laws including, without limitation, the Securities Act, the Exchange Act, or any other statute or common law of the United States or any other country or political subdivision thereof, or otherwise, including the amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by such Holder in connection with any offering or sale of securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any free writing prospectus or any amendments or supplements thereto, or in any offering memorandum or other offering document relating to the offering and sale of such securities or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided,  however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it (A) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder; or (B) is caused by such Holder’s disposition of Registrable Shares during any period during which such Holder is obligated to discontinue any disposition of Registrable Shares as a result of any stop order suspending the effectiveness of any registration statement or prospectus with respect to Registrable Securities.

(b)        Each Holder including Registrable Securities in a registration statement shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities

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(joint or several) to which any of the foregoing Persons may become subject, under liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation: (i) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder; or (ii) is caused by such Holder’s disposition of Registrable Shares during any period during which such Holder is obligated to discontinue any disposition of Registrable Shares as a result of any stop order suspending the effectiveness of any registration statement or prospectus with respect to Registrable Securities. Each such Holder shall pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.9(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided,  however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of the Holder, which consent shall not be unreasonably withheld.

(c)        Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any action by a Governmental Authority), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided,  however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

(d)        In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provided for indemnification in such case, the Company and each Holder of Registrable Securities shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and such Holder, severally, on the other hand; provided,  however, that in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further,  however, that in no event shall any contribution under this Section 2.9(d) on the part of any Holder exceed the net proceeds received

13

by such Holder from the sale of Registrable Securities giving rise to such contribution obligation, except in the case of willful misconduct or fraud by such Holder.

(e)        The obligations of the Company and the Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.

2.10     SEC Reports. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell Registrable Securities of the Company to the public without registration, the Company agrees to at any time that it is a reporting company under Section 13 or 15(d) of the Exchange Act:

(a)        file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(b)        furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule 144A) which permits the selling of any Registrable Securities without registration.

2.11     Assignment of Registration Rights. The rights to cause the Company to register any Registrable Securities pursuant to this Agreement may be assigned in whole or in part (but only with all restrictions and obligations set forth in this Agreement) by a Holder to a Permitted Transferee which acquires Registrable Securities from such Holder; provided,  however, (a) such Holder shall, within five (5) days prior to such transfer, furnish to the Company written notice of the name and address of such Permitted Transferee, details of its status as a Permitted Transferee and details of the Registrable Securities with respect to which such registration rights are being assigned, (b) the Permitted Transferee, prior to or simultaneously with such transfer or assignment, shall agree in writing to be subject to and bound by all restrictions and obligations set forth in this Agreement, (c) the Investor shall continue to be bound by all restrictions and obligations set forth in this Agreement and (d) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such Registrable Securities by the Permitted Transferee is restricted under the Securities Act and other applicable securities Law.

3.         Restrictions on Dispositions.

3.1       Lock-Up. From and after the date of the applicable Closing (as defined in the Purchase Agreement) at which Shares are issued and sold and until the date that is twelve months following such Closing (each a “Lock-Up Term”), without the prior approval of a majority of the Company’s Board of Directors, the Investor shall not, and shall cause its Affiliates not to, Dispose of (x) any of the Purchased Shares issued and sold at such applicable Closing, together with any Ordinary Shares issued in respect thereof as a result of any stock split,

14

stock dividend, share exchange, merger, consolidation or similar recapitalization, and (y) any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Ordinary Shares described in clause (x) of this sentence; provided,  however, that the foregoing shall not prohibit the Investor from transferring Registrable Securities to a Permitted Transferee in accordance with this Agreement.

3.2       Certain Tender Offers. Notwithstanding any other provision of this Section 3, this Section 3 shall not prohibit or restrict any Disposition of Ordinary Shares Then Outstanding and/or Ordinary Share Equivalents by the Investor into (a) a tender offer by a Third Party or (b) an issuer tender offer by the Company.

4.         Voting Agreement.

4.1       Voting of Securities. From and after the date of this Agreement, other than as permitted by Section 4.2 with respect to Extraordinary Matters, in any vote or action by written consent of the stockholders of the Company (including, without limitation, with respect to the election of directors), the Investor shall, and shall cause its respective Affiliates to, vote or execute a written consent with respect to all voting securities of the Company as to which they are entitled to vote or execute a written consent, in the sole discretion of the Investor, in accordance with the recommendation of the Company’s Board of Directors. In furtherance of this Section 4.1, the Investor shall, and shall cause its Affiliates to, if and when requested by the Company from time to time, promptly execute and deliver to the Company an irrevocable proxy, substantially in the form of Exhibit A attached hereto, and irrevocably appoint the Company or its designees, with full power of substitution, its attorney, agent and proxy to vote (or cause to be voted) or to give consent with respect to, all of the voting securities of the Company as to which the Investor or Affiliate of the Investor is entitled to vote, in the manner and with respect to the matters set forth in this Section 4.1. The Investor acknowledges, and shall cause its Affiliates to acknowledge, that any such proxy executed and delivered shall be coupled with an interest, shall constitute, among other things, an inducement for the Company to enter into this Agreement, shall be irrevocable and binding on any successor in interest of the Investor or Affiliate of the Investor, as applicable, and shall not be terminated by operation of Law upon the occurrence of any event. Such proxy shall operate to revoke and render void any prior proxy as to any voting securities of the Company heretofore granted by the Investor or Affiliate of the Investor, as applicable, to the extent it is inconsistent herewith. Such proxy shall terminate upon the earlier of the expiration or termination of this Section 4.1.

4.2       Certain Extraordinary Matters.  The Investor and its Affiliates may vote, or execute a written consent with respect to, any or all of the voting securities of the Company as to which they are entitled to vote or execute a written consent, as they may determine in their sole discretion, with respect to the following matters (each such matter being an “Extraordinary Matter”):

(a)        any transaction which would result in a Change of Control; and

(b)        any liquidation or dissolution of the Company.

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4.3       Quorum. In furtherance of Section 4.1, the Investor shall be, and shall cause each of its Affiliates to be, present in person or represented by proxy at all meetings of stockholders to the extent necessary so that all voting securities of the Company as to which they are entitled to vote shall be counted as present for the purpose of determining the presence of a quorum at such meeting.

5.         Termination of Certain Rights and Obligations.

5.1       Termination of Registration Rights. Except for Section 2.9, which shall survive until the expiration of any applicable statutes of limitation, Section 2 shall terminate automatically and have no further force or effect upon the earliest to occur of:

(a)        the expiration of the Registration Rights Term;

(b)       the date on which the Common Stock ceases to be registered pursuant to Section 12 of the Exchange Act; and

(c)       a liquidation or dissolution of the Company.

5.2       Termination of Restrictions on Dispositions.  Section 3 shall terminate and have no further force or effect upon the earliest to occur of:

(a)       the consummation by an Offeror of a Change of Control of the Company;

(b)       a liquidation or dissolution of the Company; and

(c)       the date on which the Common Stock ceases to be registered pursuant to Section 12 of the Exchange Act.

5.3       Effect of Termination. No termination pursuant to any of Section 5 shall relieve any of the parties (or the Permitted Transferee, if any) for liability for breach of or default under any of their respective obligations or restrictions under any terminated provision of this Agreement, which breach or default arose out of events or circumstances occurring or existing prior to the date of such termination.

6.         Miscellaneous.

6.1       Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without regard to the conflict of laws principles thereof that would require the application of the Law of any other jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York solely and specifically for the purposes of any action or proceeding arising out of or in connection with this Agreement.

6.2       Waiver. Waiver by a party of a breach hereunder by another party shall not be construed as a waiver of any subsequent breach of the same or any other provision. No

16

delay or omission by a party in exercising or availing itself of any right, power or privilege hereunder shall preclude the later exercise of any such right, power or privilege by such party. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the party granting the waiver.

6.3       Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address of the relevant party set forth on Exhibit B attached hereto and shall be (a) delivered personally, (b) sent by registered or certified mail, return receipt requested, postage prepaid, (c) sent via a reputable nationwide overnight courier service or (d) sent by facsimile transmission, with a confirmation copy to be sent by registered or certified mail, return receipt requested, postage prepaid. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) Business Day after it is sent via a reputable nationwide overnight courier service or when transmitted with electronic confirmation of receipt, if transmitted by facsimile (if such transmission is made during regular business hours of the recipient on a Business Day; or otherwise, on the next Business Day following such transmission). Any party may change its address by giving notice to the other parties in the manner provided above.

6.4       Entire Agreement. This Agreement and the Purchase Agreement contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect hereto and thereto.

6.5       Amendments. No provision in this Agreement shall be supplemented, deleted or amended except in a writing executed by an authorized representative of each of the parties hereto.

6.6       Headings; Nouns and Pronouns; Section References. Headings in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa. References in this Agreement to a section or subsection shall be deemed to refer to a section or subsection of this Agreement unless otherwise expressly stated.

6.7       Severability. If, under applicable Laws, any provision hereof is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement in any jurisdiction (“Modified Clause”), then, it is mutually agreed that this Agreement shall endure and that the Modified Clause shall be enforced in such jurisdiction to the maximum extent permitted under applicable Laws in such jurisdiction; provided that the parties shall consult and use all reasonable efforts to agree upon, and hereby consent to, any valid and enforceable modification of this Agreement as may be necessary to avoid any unjust enrichment of either party and to match the intent of this Agreement as closely as possible, including the economic benefits and rights contemplated herein.

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6.8       Assignment. Neither this Agreement nor any rights or duties of a party hereto may be assigned by such party, in whole or in part, without (a) the prior written consent of the Company in the case of any assignment by the Investor, except as provided by Section 2.11 with respect to the Investor’s assignment to a Permitted Transferee; or (b) the prior written consent of the Investor in the case of an assignment by the Company.

6.9       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.10     Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

6.11     Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party. No Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any party hereto.

6.12     No Strict Construction. This Agreement has been prepared jointly and will not be construed against any party.

6.13     Remedies. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or Law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

6.14     Specific Performance. The Investor hereby acknowledges and agrees that the rights of the parties hereunder are special, unique and of extraordinary character, and that if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, such refusal or failure would result in irreparable injury to the Company or the Investor, as the case may be, the exact amount of which would be difficult to ascertain or estimate and the remedies at law for which would not be reasonable or adequate compensation. Accordingly, if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, then, in addition to any other remedy which may be available to any damaged party at law or in equity, such damaged party will be entitled to seek specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual or threatened damages, which remedy such damaged party will be entitled to seek in any court of competent jurisdiction.

6.15     No Conflicting Agreements. The Investor hereby represents and warrants to the Company that neither it nor any of its Affiliates is, as of the date of this Agreement, a party to, and agrees that neither it nor any of its Affiliates shall, on or after the date of this Agreement, enter into any agreement that conflicts with the rights granted to the Company in this Agreement. The Company hereby represents and warrants to each Holder that it is not, as of the date of this Agreement, a party to, and agrees that it shall not, on or after the date of this Agreement, enter into, any agreement or approve any amendment to its Organizational Documents (as defined in

18

the Purchase Agreement) with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company further represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to any other holder of the Company’s securities under any other agreements.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

IONIS PHARMACEUTICALS, INC.

By:
Name:
Title:

PROQR THERAPEUTICS N.V.

By:
Name:
Title:

EXHIBIT A

FORM OF IRREVOCABLE PROXY

In order to secure the performance of the duties of the undersigned pursuant to Section 4.1 of the Investor Agreement, dated as of [__], 2018 (the “Agreement”), by and between [INVESTOR] and [COMPANY] (the “Company”), the undersigned hereby irrevocably appoints [__] and [__], and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manners as each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manners, and with respect to such matters as set forth in Section 4.1 of the Agreement (but in any case, in accordance with any written instruction from the undersigned, properly delivered under Section 4.1 of the Agreement, to vote or give consent as contemplated by Section 4.1 of the Agreement) with respect to all voting securities (whether taking the form of Ordinary Shares or other voting securities of the Company), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting or, if applicable, to give written consent with respect thereto. This proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event. This proxy shall operate to revoke and render void any prior proxy as to voting securities heretofore granted by the undersigned which is inconsistent herewith. This proxy shall terminate upon the earlier of the expiration or termination of the voting agreement set forth in Section 4.1 of the Agreement.

[_____________________________]

By:
Name:
Title:

A-1

EXHIBIT B

NOTICES

(a)        If to the Investor:

Ionis Pharmaceuticals, Inc.

2855 Gazelle Court

Carlsbad, CA 92010

U.S.A.

Attention: Chief Operating Officer

with a copy to:

legalnotices@ionisph.com

(b)        If to the Company:

ProQR Therapeutics N.V.

Zernikedreef 9, 2333 CK Leiden

The Netherlands

31 88 166 7000

Attention: Chief Executive Officer

with a copy to:

Goodwin Procter LLP

100 Northern Ave.

Boston, MA 02210

Attention: Mitch Bloom, Esq. and Danielle Lauzon, Esq.

B-1

EXHIBIT C

NOTICES

(a)        If to the Investor:

Ionis Pharmaceuticals, Inc.

2855 Gazelle Court

Carlsbad, CA 92010

U.S.A.

Attention: Chief Operating Officer

with a copy to:

legalnotices@ionisph.com

(b)        If to the Company:

ProQR Therapeutics N.V.

Zernikedreef 9, 2333 CK Leiden

the Netherlands

Attention: Chief Executive Officer

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention: Mitchell S. Bloom and Danielle M. Lauzon

C-1

INVESTOR AGREEMENT

By and Between

IONIS PHARMACEUTICALS, INC. AND

PROQR THERAPEUTICS N.V.

Dated as of October 26, 2018

i

6.14	Specific Performance	18
6.15	No Conflicting Agreements	18

Exhibit A – Form of Irrevocable Proxy

Exhibit B – Notices

ii

INVESTOR AGREEMENT

THIS INVESTOR AGREEMENT (this “Agreement”) is made as of October 26, 2018, by and between Ionis Pharmaceuticals, Inc. (the “Investor”), a Delaware corporation, and ProQR Therapeutics N.V. (the “Company”), a public company with limited liability incorporated under the laws of the Netherlands.

WHEREAS, the Share Purchase Agreement, dated as of October 26, 2018, by and between the Investor and the Company (the “Purchase Agreement”) provides for the issuance and sale by the Company to the Investor, and the purchase by the Investor, of a certain number of ordinary shares, nominal value Euro 0.04 per ordinary share of the Company (the “Ordinary Shares”), equal to up to the aggregate number of Shares (as defined in the Purchase Agreement) (the “Purchased Shares”); and

WHEREAS, as a condition to consummating the transactions contemplated by the Purchase Agreement, the Investor and the Company have agreed upon certain rights and restrictions as set forth herein with respect to the Purchased Shares and other securities of the Company beneficially owned by the Investor and its Affiliates, and it is a condition to the closing under the Purchase Agreement that this Agreement be executed and delivered by the Investor and the Company.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a)         “Affiliate” shall mean, with respect to any Person, another Person which controls, is controlled by or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, a Person shall be deemed to control another Person if any of the following conditions is met: (i) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (ii) in the case of non-corporate entities, direct or indirect ownership of more than fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

(b)        “Agreement” shall have the meaning set forth in the preamble to this Agreement, including all Exhibits attached hereto.

(c)          “beneficial owner,” “beneficially owns,” “beneficial ownership” and terms of similar import used in this Agreement shall, with respect to a Person, have the meaning set forth in Rule 13d-3 under the Exchange Act (i) assuming the full conversion into, and exercise and exchange for, Ordinary Shares of all Ordinary Share

Equivalents beneficially owned by such Person and (ii) determined without regard for the number of days in which such Person has the right to acquire such beneficial ownership.

(d)        “Business Day” shall mean a day on which commercial banking institutions in New York, New York are open for business.

(e)        “Change of Control” shall mean, with respect to the Company, any of the following events: (i) any Person is or becomes the beneficial owner (except that a Person shall be deemed to have beneficial ownership of all shares that any such Person has the right to acquire, whether such right which may be exercised immediately or only after the passage of time), directly or indirectly, of a majority of the total voting power represented by all Ordinary Shares Then Outstanding; (ii) the Company consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into the Company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) a majority of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of a majority of the total voting power of all Ordinary Shares Then Outstanding or (iii) the Company conveys, transfers or leases all or substantially all of its assets to any Person other than a wholly owned Affiliate of the Company.

(f)         “Closing Date” shall have the meaning set forth in the Purchase Agreement.

(g)        “Company” shall have the meaning set forth in the preamble to this Agreement.

(h)        “Demand Request” shall have the meaning set forth in Section 2.1.

(i)         “Disposition” or “Dispose of” shall mean any (i) offer, pledge,

sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any Ordinary Shares, or any Ordinary Share Equivalents, including, without limitation, any “short sale” or similar arrangement, or (ii) swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Ordinary Shares, whether any such swap or transaction is to be settled by delivery of securities, in cash or otherwise.

(j)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

(k)        “Extraordinary Matter” shall have the meaning set forth in Section 4.2.

(l)         “Filing Date” shall mean (i) with respect to any Registration Statement to be filed on Form F-1 (or any applicable successor form), ninety (90) days after receipt by the Company of a Demand Request for such Registration Statement and (ii) with respect to any Registration Statement to be filed on Form F-3 (or any applicable successor form), sixty (60) days after receipt by the Company of a Demand Request for such Registration Statement.

(m)        “Governmental Authority” shall mean any court, agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or country or any supranational organization of which any such country is a member.

(n)        “Holders” shall mean (but, in each case, only for so long as such Person remains an Affiliate of the Investor) the Investor and any Permitted Transferee thereof, if any, in accordance with Section 2.12.

(o)        “Initiating Holder” shall have the meaning set forth in Section 2.2.

(p)        “Interference” shall have the meaning set forth in Section 2.4.

(q)        “Investor” shall have the meaning set forth in the preamble to this Agreement.

(r)         “Law” or “Laws” shall mean all laws, statutes, rules, regulations, orders, judgments, injunctions and/or ordinances of any Governmental Authority.

(s)        “License Agreement” shall mean that certain License Agreement between the Company and the Investor dated as of the date hereof, relating to Investor’s point mutation selective targeting approach for autosomal dominant retinitis pigmentosa.

(t)         “Lock-Up Term” shall have the meaning set forth in Section 3.1.

(u)        “Modified Clause” shall have the meaning set forth in Section 6.7.

(v)         “Ordinary Shares” shall have the meaning set forth in the preamble to this Agreement.

(w)       “Ordinary Shares Equivalents” shall mean any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, Ordinary Shares.

(x)        “Ordinary Shares Then Outstanding” shall mean, at any time, the issued and outstanding Ordinary Shares at such time, as well as all capital stock issued and outstanding as a result of any stock split, stock dividend, or reclassification of Ordinary Shares distributable, on a pro rata basis, to all holders of Ordinary Shares.

(y)        “Other Holders” shall mean any Person having rights to participate in a registration of the Company’s securities.

(z)        “Permitted Transferee” shall mean a controlled Affiliate of the Investor that is wholly owned, directly or indirectly, by the Investor; it being understood that for purposes of this definition “wholly owned” shall mean an Affiliate in which the Investor owns, directly or indirectly, at least ninety-nine percent (99%) of the outstanding capital stock of such Affiliate, or a Person acquiring all or substantially all of the Investor’s business or assets.

(aa)      “Person” shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization, government or any department or agency thereof or other entity, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Exchange Act.

(bb)      “Prospectus” shall mean the prospectus forming a part of any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

(cc)      “Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement, and shall include all Exhibits attached thereto.

(dd)      “Purchased Shares” shall have the meaning set forth in the preamble to this Agreement, and shall be adjusted for (i) any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization and (ii) any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Purchased Shares.

(ee)       “registers,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

(ff)       “Registrable Securities” shall mean (i) the Purchased Shares, together with any Ordinary Shares issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization and (ii) any Ordinary Shares issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Ordinary Shares described in clause (i) of this definition, excluding in all cases, however, (A) any Registrable Securities if and after they have been transferred to a Permitted Transferee in a transaction in connection with which registration rights granted hereunder are not assigned, (B) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (C) Registrable Securities eligible for resale pursuant to Rule 144(b)(1)(i) under the Securities Act.

(gg)      “Registration Expenses” shall mean all expenses incurred by the Company in connection with any Required Registration pursuant to Section 2.1 or the

Company’s compliance with Section 2.6 (excluding clauses (k) and (m) thereof), including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky Laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities), expenses of printing (i) certificates for any Registrable Securities in a form eligible for deposit with the Depository Trust Company or (ii) Prospectuses if the printing of Prospectuses is requested by Holders, messenger and delivery expenses, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company and the reasonable fees and expenses of one (1) counsel for the Holders of Registrable Securities in each Required Registration, selected by the Holders of a majority of the Registrable Securities to be included in such Required Registration.

(hh)      “Registration Rights Term” shall have the meaning set forth in Section 2.1.

(ii)        “Registration Statement” shall mean any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Registration Statement.

(jj)        “Required Period” with respect to a Required Registration shall mean the earlier of (i) the date on which all Registrable Securities covered by such Required Registration are sold pursuant thereto and (ii) one-hundred twenty (120) days following the first day of effectiveness of the Registration Statement for such Required Registration, in each case subject to extension as set forth herein; provided, however, that in no event will the Required Period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder.

(kk)      “Required Registration” shall have the meaning set forth in Section 2.1.

(ll)        “SEC” shall mean the United States Securities and Exchange Commission.

(mm)    “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

(nn)      “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

(oo)      “Third Party” shall mean any Person other than the Investor, the Company or any of their respective Affiliates.

(pp)      “Underwritten Registration” or “Underwritten Offering” shall mean a registration in which Registrable Securities are sold to an underwriter for reoffering to the public.

(qq)      “Violation” shall have the meaning set forth in Section 2.9(a).

2.         Registration Rights.

2.1       Required Registration. At such time as (i) the Investor owns at least 10% of the Ordinary Shares Then Outstanding of the Company and (ii) the first Lock-Up Term has expired but no later than the tenth (10th) anniversary of such expiration (the “Registration Rights Term”), the Company receives from any Holder or Holders a written request or requests (each, a “Demand Request”) that the Company file a Registration Statement under the Securities Act to effect the registration (a “Required Registration”) of Registrable Securities, the Company shall use all reasonable efforts to file a Registration Statement covering such Holders’ Registrable Securities as soon as practicable (and by the applicable Filing Date) and shall use all reasonable efforts to, as soon as practicable thereafter, effect the registration of the Registrable Securities of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such Demand Request, subject however, to the conditions and limitations set forth herein; provided,  however, that the Company shall not be obligated to effect any registration of Registrable Securities upon receipt of a Demand Request pursuant to this Section 2.1 if:

(i)         the Company has already completed one (1) Required Registration;

(ii)       the market value of the Registrable Securities proposed to be included in the registration, based on the average closing price during the ten (10) consecutive trading days prior to the making of the Demand Request, is less than $10,000,000;

(iii)      the Company shall furnish to the Holders a certificate signed by an authorized officer of the Company stating that (A) within ninety (90) days of receipt of the Demand Request under this Section 2.1, the Company shall file a registration statement for the public offering of securities for the account of the Company (other than a registration of securities (x) issuable pursuant to an employee stock option, stock purchase or similar plan, (y) issuable pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act or (z) in which the only securities being registered are securities issuable upon conversion of debt securities which are also being registered), or (B) the Company is engaged in a material transaction or has an undisclosed material corporate development, in either case, which would be required to be disclosed in the Registration Statement, and in the good faith judgment of the Company’s Board of Directors, such disclosure would be seriously detrimental to the Company and its stockholders at such time (in which case, the Company shall disclose the matter as promptly as reasonably practicable and thereafter file the Registration Statement, and each Holder agrees not to disclose any information about such material transaction to Third Parties until such disclosure has occurred or such information has entered the public domain other than through breach of this provision by such Holder), provided,  however, that the Company shall have the right to only defer the filing of the Registration Statement pursuant to this subsection once in any twelve (12) month period and, such deferral may not exceed a period of more than one-hundred twenty (120) days after receipt of a Demand Request; or

(iv)       at any time during the period between the Company’s receipt of the Demand Request and the completion of the Required Registration, any Holder is in breach of or has failed to cause its Affiliates to comply with the obligations and restrictions of Sections 3 or 4 of this Agreement, and such breach or failure is ongoing and has not been remedied.

2.2       Underwritten Required Registration Required; Priority in Underwritten Offering. The underwriter for any Underwritten Offering requested pursuant to Section 2.1 shall be selected by a majority in interest of the Holders initiating the Required Registration hereunder (such Holder(s) initiating the registration request, the “Initiating Holders”) and shall be acceptable to the Company. The right of any Holder to include its Registrable Securities in the Underwritten Offering shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities to the extent provided herein. All Holders requesting the inclusion of their Registrable Securities in such Underwritten Offering shall (together with the Company as provided in Section 2.6(h)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Underwritten Offering. Notwithstanding any other provision of this Section 2, if the managing underwriter for the Underwritten Offering determines in good faith that marketing factors require a limitation of the number of shares of Registrable Securities to be included in such Underwritten Offering, then the Company shall so advise all Holders which requested inclusion of their Registrable Securities in such Underwritten Offering, and the number of shares of Registrable Securities that may be included in such Underwritten Offering shall be allocated among the Holders in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided,  however, that the number of shares of Registrable Securities to be included in such Underwritten Offering shall not be reduced unless all other securities are first entirely excluded from such Underwritten Offering. In the event the Company advises the Holders of its intent to decrease the total number of Registrable Securities that may be included by the Holders in such Required Registration such that the number of Registrable Securities included in such Required Registration would be less than seventy-five percent (75%) of all Registrable Securities which the Holders requested be included in such Required Registration, then Holders representing a majority of the Registrable Securities requested to be included in such Required Registration will have the right to withdraw, on behalf of all Holders of all Registrable Securities requested to be so included, such Required Registration, in which case, such Required Registration will not count as a Required Registration for the purposes of Section 2.1(i), and the Company shall bear all Registration Expenses in connection therewith; provided,  that, the right to withdraw a registration and have it not count as a Required Registration may only be exercised once by the Holders (taken collectively).

2.3       Priority in Required Registration. With respect to any Required Registration of Registrable Securities requested pursuant to Section 2.1, the Company may also (i) propose to sell Ordinary Shares on its own behalf and (ii) provide written notice of such Required Registration to Other Holders and permit all such Other Holders who request to be included in the Required Registration to include any or all Company securities held by such Other Holders in such Required Registration on the same terms and conditions as the Registrable Securities. Notwithstanding the foregoing, if the managing underwriter or underwriters of the Underwritten Offering to which any Required Registration relates advise the Company and the Holders of Registrable Securities that, in its good faith determination, the total amount of securities that such Holders, Other Holders, and the Company intend to include in such Required Registration is in an amount in the aggregate which would adversely affect the success of such Underwritten Offering, then such Required Registration shall include (i) first, all Registrable Securities of the Holders allocated, if the amount is less than all the Registrable Securities requested to be sold, pro rata on the basis of the total number of Registrable Securities held by such Holders; and (ii) second, as many other securities proposed to be included in the Required Registration by the Company and any Other Holders, allocated pro rata among the Company and such Other Holders, on the basis of the amount of securities requested to be included therein by the Company and each such Other Holder so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the written opinion of such managing underwriter, can be sold without materially and adversely affecting the success of such Underwritten Offering.

2.4       Effective Required Registrations. A Required Registration will not be deemed to be effected for purposes of Section 2.1(i) if the Registration Statement for such Required Registration has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder and kept effective for the Required Period. In addition, if after such Registration Statement has been declared or becomes effective, (i) the offering of Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court such that the continued offer and sale of Registrable Securities being offered pursuant to such Registration Statement would violate applicable Law and such stop order, injunction or other order or requirement of the SEC or other governmental agency or court does not result from any act or omission of any Holder whose Registrable Securities are registered pursuant to such Registration Statement (an “Interference”) and (ii) any such Interference is not cured within sixty (60) days thereof, such Required Registration will be deemed not to have been effected and will not count as a Required Registration. In the event such Interference occurs and is cured, the Required Period relating to such Registration Statement will be extended by the number of days of such Interference, including the date such Interference is cured.

2.5       Continuous Effectiveness of Registration Statement. The Company will use all reasonable efforts to cause each Registration Statement filed pursuant to this Section 2 to be declared effective by the SEC or to become effective under the Securities Act as promptly as practicable and to keep each such Registration Statement that has been declared or becomes effective continuously effective for the Required Period.

2.6       Obligations of the Company. Whenever required under Section 2.1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)        prepare and file with the SEC a Registration Statement with respect to such Registrable Securities sought to be included therein; provided that at least five (5) Business Days prior to filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter copies of all such documents proposed to be filed, and any such Holder shall have the opportunity to comment on any information pertaining solely to such Holder and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by such Holder or the managing underwriter with respect to such information prior to filing any such Registration Statement or amendment;

(b)        prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement and any Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Required Period, and cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for the Required Period; provided that at least five (5) Business Days prior to filing any such amendments and post effective amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter copies of all such documents proposed to be filed, and any such Holder or managing underwriter shall have the opportunity to comment on any information pertaining solely to such Holder and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by such Holder and the managing underwriter with respect to such information prior to filing any such Registration Statement or amendment;

(c)        furnish to the Holders of Registrable Securities covered by such Registration Statement and the managing underwriter such numbers of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary prospectus or free writing prospectus) in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)        notify the Holders of Registrable Securities covered by such Registration Statement, promptly after the Company shall receive notice thereof, of the time when such Registration Statement becomes or is declared effective or when any amendment or supplement or any Prospectus forming a part of such Registration Statement has been filed;

(e)        notify the Holders of Registrable Securities covered by such Registration Statement promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information and promptly deliver to such Holders copies of any comments received from the SEC;

(f)        notify the Holders promptly of any stop order suspending the effectiveness of such Registration Statement or Prospectus or the initiation of any proceedings for that purpose, and use all reasonable efforts to obtain the withdrawal of any such order or the termination of such proceedings;

(g)        use all reasonable efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by the Holders, use all reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the Required Period, and notify the Holders of Registrable Securities covered by such Registration Statement of the receipt of any written notification with respect to any suspension of any such qualification; provided,  however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(h)        enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of the Underwritten Offering pursuant to which such Registrable Securities are being offered;

(i)         use all reasonable efforts to obtain: (A) at the time of effectiveness of the Registration Statement covering such Registrable Securities, a “cold comfort letter” from the Company’s independent certified public accountants covering such matters of the type customarily covered by “cold comfort letters” as the underwriters may reasonably request; and (B) at the time of any underwritten sale pursuant to such Registration Statement, a “bring-down comfort letter,” dated as of the date of such sale, from the Company’s independent certified public accountants covering such matters of the type customarily covered by “bring-down comfort letters” as the underwriters may reasonably request.

(j)         promptly notify each Holder of Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare a supplement or amendment to such Prospectus or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading;

(k)        permit any Holder of Registrable Securities covered by such Registration Statement, which Holder in its reasonable judgment could reasonably be deemed to be an underwriter with respect to the Underwritten Offering pursuant to which such Registrable Securities are being offered, or to be a controlling Person of the Company, to reasonably participate in the preparation of such Registration Statement and to require the insertion therein of information to the extent concerning such Holder, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

(l)         in connection with any Underwritten Offering, use all reasonable efforts to obtain an opinion or opinions addressed to the underwriter or underwriters in customary form and scope from counsel for the Company;

(m)       upon reasonable notice and during normal business hours, subject to the Company receiving customary confidentiality undertakings or agreements from any Holder of Registrable Securities covered by such Registration Statement or other person obtaining access to Company records, documents, properties or other information pursuant to this subsection (m), make available for inspection by a representative of such Holder and any underwriter participating in any disposition of such Registrable Securities and any attorneys or accountants retained by any such Holder or underwriter, relevant financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorneys or accountants in connection with the Registration Statement;

(n)        use all reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 2.6(n) with respect to such earning statements if it has satisfied the provisions of Rule 158;

(o)        if requested by the managing underwriter or any selling Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any selling Holder reasonably requests to be included therein, with respect to the Registrable Securities being sold by such selling Holder, including, without limitation, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(p)        cause the Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed; and

(q)        reasonably cooperate with each selling Holder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with filings required to be made with the Financial Industry Regulatory Authority, Inc., if any.

2.7       Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably necessary to effect the registration of such Holder’s Registrable Securities.

2.8       Expenses. Except as specifically provided herein, all Registration Expenses shall be borne by the Company. All Selling Expenses incurred in connection with any registration hereunder shall be borne by the Holders of Registrable Securities covered by a Registration Statement, pro rata on the basis of the number of Registrable Securities registered on their behalf in such Registration Statement.

2.9       Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)        The Company shall indemnify and hold harmless each Holder including Registrable Securities in any such Registration Statement, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, against any and all losses, claims, damages or liabilities (joint or several) to which they may become subject under any securities Laws including, without limitation, the Securities Act, the Exchange Act, or any other statute or common law of the United States or any other country or political subdivision thereof, or otherwise, including the amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by such Holder in connection with any offering or sale of securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any free writing prospectus or any amendments or supplements thereto, or in any offering memorandum or other offering document relating to the offering and sale of such securities or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it (A) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder; or (B) is caused by such Holder’s disposition of Registrable Shares during any period during which such Holder is obligated to discontinue any disposition of Registrable Shares as a result of any stop order suspending the effectiveness of any registration statement or prospectus with respect to Registrable Securities.

(b)        Each Holder including Registrable Securities in a registration statement shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities

(joint or several) to which any of the foregoing Persons may become subject, under liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation: (i) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder; or (ii) is caused by such Holder’s disposition of Registrable Shares during any period during which such Holder is obligated to discontinue any disposition of Registrable Shares as a result of any stop order suspending the effectiveness of any registration statement or prospectus with respect to Registrable Securities. Each such Holder shall pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.9(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided,  however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of the Holder, which consent shall not be unreasonably withheld.

(c)        Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any action by a Governmental Authority), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided,  however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

(d)        In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provided for indemnification in such case, the Company and each Holder of Registrable Securities shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and such Holder, severally, on the other hand; provided,  however, that in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further,  however, that in no event shall any contribution under this Section 2.9(d) on the part of any Holder exceed the net proceeds received by such Holder from the sale of Registrable Securities giving rise to such contribution obligation, except in the case of willful misconduct or fraud by such Holder.

(e)        The obligations of the Company and the Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.

2.10     SEC Reports. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell Registrable Securities of the Company to the public without registration, the Company agrees to at any time that it is a reporting company under Section 13 or 15(d) of the Exchange Act:

(a)        file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(b)        furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule 144A) which permits the selling of any Registrable Securities without registration.

2.11     Assignment of Registration Rights. The rights to cause the Company to register any Registrable Securities pursuant to this Agreement may be assigned in whole or in part (but only with all restrictions and obligations set forth in this Agreement) by a Holder to a Permitted Transferee which acquires Registrable Securities from such Holder; provided,  however, (a) such Holder shall, within five (5) days prior to such transfer, furnish to the Company written notice of the name and address of such Permitted Transferee, details of its status as a Permitted Transferee and details of the Registrable Securities with respect to which such registration rights are being assigned, (b) the Permitted Transferee, prior to or simultaneously with such transfer or assignment, shall agree in writing to be subject to and bound by all restrictions and obligations set forth in this Agreement, (c) the Investor shall continue to be bound by all restrictions and obligations set forth in this Agreement and (d) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such Registrable Securities by the Permitted Transferee is restricted under the Securities Act and other applicable securities Law.

3.         Restrictions on Dispositions.

3.1       Lock-Up. From and after the date of the applicable Closing (as defined in the Purchase Agreement) at which Shares are issued and sold and until the date that is twelve months following such Closing (each a “Lock-Up Term”), without the prior approval of a majority of the Company’s Board of Directors, the Investor shall not, and shall cause its Affiliates not to, Dispose of (x) any of the Purchased Shares issued and sold at such applicable Closing, together with any Ordinary Shares issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization, and (y) any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Ordinary Shares described in clause (x) of this sentence; provided,  however, that the foregoing shall not prohibit the Investor from transferring Registrable Securities to a Permitted Transferee in accordance with this Agreement.

3.2       Certain Tender Offers. Notwithstanding any other provision of this Section 3, this Section 3 shall not prohibit or restrict any Disposition of Ordinary Shares Then Outstanding and/or Ordinary Share Equivalents by the Investor into (a) a tender offer by a Third Party or (b) an issuer tender offer by the Company.

4.         Voting Agreement.

4.1       Voting of Securities. From and after the date of this Agreement, other than as permitted by Section 4.2 with respect to Extraordinary Matters, in any vote or action by written consent of the stockholders of the Company (including, without limitation, with respect to the election of directors), the Investor shall, and shall cause its respective Affiliates to, vote or execute a written consent with respect to all voting securities of the Company as to which they are entitled to vote or execute a written consent, in the sole discretion of the Investor, in accordance with the recommendation of the Company’s Board of Directors. In furtherance of this Section 4.1, the Investor shall, and shall cause its Affiliates to, if and when requested by the Company from time to time, promptly execute and deliver to the Company an irrevocable proxy, substantially in the form of Exhibit A attached hereto, and irrevocably appoint the Company or its designees, with full power of substitution, its attorney, agent and proxy to vote (or cause to be voted) or to give consent with respect to, all of the voting securities of the Company as to which the Investor or Affiliate of the Investor is entitled to vote, in the manner and with respect to the matters set forth in this Section 4.1. The Investor acknowledges, and shall cause its Affiliates to acknowledge, that any such proxy executed and delivered shall be coupled with an interest, shall constitute, among other things, an inducement for the Company to enter into this Agreement, shall be irrevocable and binding on any successor in interest of the Investor or Affiliate of the Investor, as applicable, and shall not be terminated by operation of Law upon the occurrence of any event. Such proxy shall operate to revoke and render void any prior proxy as to any voting securities of the Company heretofore granted by the Investor or Affiliate of the Investor, as applicable, to the extent it is inconsistent herewith. Such proxy shall terminate upon the earlier of the expiration or termination of this Section 4.1.

4.2       Certain Extraordinary Matters.  The Investor and its Affiliates may vote, or execute a written consent with respect to, any or all of the voting securities of the Company as to which they are entitled to vote or execute a written consent, as they may determine in their sole discretion, with respect to the following matters (each such matter being an “Extraordinary Matter”):

(a)        any transaction which would result in a Change of Control; and

(b)        any liquidation or dissolution of the Company.

4.3       Quorum. In furtherance of Section 4.1, the Investor shall be, and shall cause each of its Affiliates to be, present in person or represented by proxy at all meetings of stockholders to the extent necessary so that all voting securities of the Company as to which they are entitled to vote shall be counted as present for the purpose of determining the presence of a quorum at such meeting.

5.         Termination of Certain Rights and Obligations.

5.1       Termination of Registration Rights. Except for Section 2.9, which shall survive until the expiration of any applicable statutes of limitation, Section 2 shall terminate automatically and have no further force or effect upon the earliest to occur of:

(a)        the expiration of the Registration Rights Term;

(b)        the date on which the Common Stock ceases to be registered pursuant to Section 12 of the Exchange Act; and

(c)        a liquidation or dissolution of the Company.

5.2       Termination of Restrictions on Dispositions.  Section 3 shall terminate and have no further force or effect upon the earliest to occur of:

(a)        the consummation by an Offeror of a Change of Control of the Company;

(b)        a liquidation or dissolution of the Company; and

(c)        the date on which the Common Stock ceases to be registered pursuant to Section 12 of the Exchange Act.

5.3       Effect of Termination. No termination pursuant to any of Section 5 shall relieve any of the parties (or the Permitted Transferee, if any) for liability for breach of or default under any of their respective obligations or restrictions under any terminated provision of this Agreement, which breach or default arose out of events or circumstances occurring or existing prior to the date of such termination.

6.         Miscellaneous.

6.1       Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without regard to the conflict of laws principles thereof that would require the application of the Law of any other jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York solely and specifically for the purposes of any action or proceeding arising out of or in connection with this Agreement.

6.2       Waiver. Waiver by a party of a breach hereunder by another party shall not be construed as a waiver of any subsequent breach of the same or any other provision. No delay or omission by a party in exercising or availing itself of any right, power or privilege hereunder shall preclude the later exercise of any such right, power or privilege by such party. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the party granting the waiver.

6.3       Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address of the relevant party set forth on Exhibit B attached hereto and shall be (a) delivered personally, (b) sent by registered or certified mail, return receipt requested, postage prepaid, (c) sent via a reputable nationwide overnight courier service or (d) sent by facsimile transmission, with a confirmation copy to be sent by registered or certified mail, return receipt requested, postage prepaid. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) Business Day after it is sent via a reputable nationwide overnight courier service or when transmitted with electronic confirmation of receipt, if transmitted by facsimile (if such transmission is made during regular business hours of the recipient on a Business Day; or otherwise, on the next Business Day following such transmission). Any party may change its address by giving notice to the other parties in the manner provided above.

6.4       Entire Agreement. This Agreement and the Purchase Agreement contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect hereto and thereto.

6.5       Amendments. No provision in this Agreement shall be supplemented, deleted or amended except in a writing executed by an authorized representative of each of the parties hereto.

6.6       Headings; Nouns and Pronouns; Section References. Headings in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa. References in this Agreement to a section or subsection shall be deemed to refer to a section or subsection of this Agreement unless otherwise expressly stated.

6.7       Severability. If, under applicable Laws, any provision hereof is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement in any jurisdiction (“Modified Clause”), then, it is mutually agreed that this Agreement shall endure and that the Modified Clause shall be enforced in such jurisdiction to the maximum extent permitted under applicable Laws in such jurisdiction; provided that the parties shall consult and use all reasonable efforts to agree upon, and hereby consent to, any valid and enforceable modification of this Agreement as may be necessary to avoid any unjust enrichment of either party and to match the intent of this Agreement as closely as possible, including the economic benefits and rights contemplated herein.

6.8       Assignment. Neither this Agreement nor any rights or duties of a party hereto may be assigned by such party, in whole or in part, without (a) the prior written consent of the Company in the case of any assignment by the Investor, except as provided by Section 2.11 with respect to the Investor’s assignment to a Permitted Transferee; or (b) the prior written consent of the Investor in the case of an assignment by the Company.

6.9       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.10     Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

6.11     Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party. No Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any party hereto.

6.12     No Strict Construction. This Agreement has been prepared jointly and will not be construed against any party.

6.13     Remedies. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or Law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

6.14     Specific Performance. The Investor hereby acknowledges and agrees that the rights of the parties hereunder are special, unique and of extraordinary character, and that if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, such refusal or failure would result in irreparable injury to the Company or the Investor, as the case may be, the exact amount of which would be difficult to ascertain or estimate and the remedies at law for which would not be reasonable or adequate compensation. Accordingly, if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, then, in addition to any other remedy which may be available to any damaged party at law or in equity, such damaged party will be entitled to seek specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual or threatened damages, which remedy such damaged party will be entitled to seek in any court of competent jurisdiction.

6.15     No Conflicting Agreements. The Investor hereby represents and warrants to the Company that neither it nor any of its Affiliates is, as of the date of this Agreement, a party to, and agrees that neither it nor any of its Affiliates shall, on or after the date of this Agreement, enter into any agreement that conflicts with the rights granted to the Company in this Agreement. The Company hereby represents and warrants to each Holder that it is not, as of the date of this Agreement, a party to, and agrees that it shall not, on or after the date of this Agreement, enter into, any agreement or approve any amendment to its Organizational Documents (as defined in the Purchase Agreement) with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company further represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to any other holder of the Company’s securities under any other agreements.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

IONIS PHARMACEUTICALS, INC.
By:
	Name:	Stanley T. Crooke
	Title:	Chief Executive Officer

PROQR THERAPEUTICS N.V.

By:
Name:
Title:

EXHIBIT A

FORM OF IRREVOCABLE PROXY

In order to secure the performance of the duties of the undersigned pursuant to Section 4.1 of the Investor Agreement, dated as of [__], 2018 (the “Agreement”), by and between [INVESTOR] and [COMPANY] (the “Company”), the undersigned hereby irrevocably appoints [__] and [__], and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manners as each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manners, and with respect to such matters as set forth in Section 4.1 of the Agreement (but in any case, in accordance with any written instruction from the undersigned, properly delivered under Section 4.1 of the Agreement, to vote or give consent as contemplated by Section 4.1 of the Agreement) with respect to all voting securities (whether taking the form of Ordinary Shares or other voting securities of the Company), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting or, if applicable, to give written consent with respect thereto. This proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event. This proxy shall operate to revoke and render void any prior proxy as to voting securities heretofore granted by the undersigned which is inconsistent herewith. This proxy shall terminate upon the earlier of the expiration or termination of the voting agreement set forth in Section 4.1 of the Agreement.

[_____________________________]

By:
Name:
Title:

A-1

EXHIBIT B

NOTICES

(a)        If to the Investor:

Ionis Pharmaceuticals, Inc.

2855 Gazelle Court

Carlsbad, CA 92010

U.S.A.

Attention: Chief Operating Officer

with a copy to:

legalnotices@ionisph.com

(b)        If to the Company:

ProQR Therapeutics N.V.

Zernikedreef 9, 2333 CK Leiden

The Netherlands

31 88 166 7000

Attention: Chief Executive Officer

with a copy to:

Goodwin Procter LLP

100 Northern Ave.

Boston, MA 02210

Attention: Mitch Bloom, Esq. and Danielle Lauzon, Esq.

B-1